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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20459

                                    FORM 8-K

                                 CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 19, 2001

                  FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.
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             (Exact Name Of Registrant As Specified In Its Charter)

          DELAWARE                      001-15181                04-3363001
(State or other jurisdiction of     (Commission File          (I.R.S. Employer
incorporation or organization)           Number)             Identification No.)

                              82 RUNNING HILL ROAD
                          SOUTH PORTLAND, MAINE 04106
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (207) 775-8100
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ITEM 5. OTHER EVENTS

     On March 19, 2001 we announced completion of our acquisition of Intersil Corporation's discrete power business for appoximately $338.0 million in cash. Further information is included in our press release incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     c)   Exhibits

          99.1 Press Release dated March 19, 2001







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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   Fairchild Semiconductor International, Inc.

     Date: March 21, 2001               By: /s/ David A. Henry
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                                        David A. Henry
                                        Vice President, Corporate Controller
                                        (Principal Accounting Officer and
                                        Duly Authorized Officer)






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